                                                                    EXHIBIT 99.2

                                REVOCABLE PROXY
                          OCWEN ASSET INVESTMENT CORP.
                        1675 PALM BEACH LAKES BOULEVARD
                         WEST PALM BEACH, FLORIDA 33401

                        SPECIAL MEETING OF SHAREHOLDERS
                              [MONTH] [DAY], 1999

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OCWEN ASSET INVESTMENT CORP. FOR USE ONLY AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MONTH] [DAY], 1999, AND ANY ADJOURNMENTS THEREOF.

    The undersigned hereby appoint(s)            ,             , and
            , and each of them, as proxies for the undersigned (and if the undersigned is a proxy, substitute proxies), with full power of substitution, for and in the name, place and stead of the undersigned, to vote all Common Stock of the undersigned in Ocwen Asset Investment Corp. (the "Company") at the
Special Meeting of Shareholders to be held at             of             at
            ,             ,             , on [Day of Week], [Month] [Day], 1999
at 10:00 a.m., local time, and at any adjournments thereof, as specified below. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus and releases any proxy heretofore given with respect to such meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MERGER AGREEMENT.

             [Please sign and date on reverse side of this proxy.]

       OCWEN ASSET INVESTMENT CORP.             PROXY FOR SPECIAL MEETING

                 [ ] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                                   PROPOSALS
The Board of Directors recommends a vote "FOR" the listed proposal.

1. Proposal for approval of the Agreement of Merger dated as of July 25, 1999 among Ocwen Financial Corporation, Ocwen Acquisition Company and the Company and the Plan of Merger attached as Annex II to the Joint Proxy
   Statement/Prospectus.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any one or more of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof and any prior proxies are hereby revoked.

                                                Please sign your name exactly as
                                                it appears hereon. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

                                                --------------------------------
                                                Signature

Dated:                , 1999
      ---------------                           --------------------------------
                                                Signature


   PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTMARKED ENVELOPE PROMPTLY.